Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Utilities Portfolio

May 31, 2020

UTI-QTLY-0720
1.802193.116

Schedule of Investments May 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Electric Utilities - 59.8%
Electric Utilities - 59.8%
Alliant Energy Corp.	229,578	$11,331,970
Duke Energy Corp.	563,400	48,243,942
Edison International	1,376,226	79,972,493
Entergy Corp.	488,462	49,735,201
Evergy, Inc.	1,360,885	83,952,996
Exelon Corp.	2,242,289	85,902,092
FirstEnergy Corp.	1,176,992	49,739,682
NextEra Energy, Inc.	406,272	103,826,872
NRG Energy, Inc.	841,706	30,343,501
PG&E Corp. (a)	1,662,998	19,723,156
Pinnacle West Capital Corp.	54,711	4,261,987
PNM Resources, Inc. (b)	163,926	6,691,459
Southern Co.	878,677	50,146,096
		623,871,447
Independent Power and Renewable Electricity Producers - 10.2%
Independent Power Producers & Energy Traders - 8.3%
Clearway Energy, Inc.:
Class A	119,624	2,427,171
Class C	1,451,087	31,793,316
The AES Corp.	2,462,615	30,758,061
Vistra Energy Corp.	1,080,239	22,080,085
		87,058,633
Renewable Electricity - 1.9%
NextEra Energy Partners LP	384,844	19,669,377

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		106,728,010

Multi-Utilities - 28.2%
Multi-Utilities - 28.2%
Ameren Corp.	414,290	30,959,892
CenterPoint Energy, Inc.	776,698	13,809,690
CenterPoint Energy, Inc. (c)	1,899,910	30,402,360
Dominion Energy, Inc.	1,520,463	129,254,561
DTE Energy Co.	188,738	20,302,547
Public Service Enterprise Group, Inc.	415,305	21,197,167
Sempra Energy	380,008	47,998,810
		293,925,027
TOTAL COMMON STOCKS
(Cost $910,947,843)		1,024,524,484

Money Market Funds - 1.5%
Fidelity Cash Central Fund 0.11% (d)	12,982,907	12,985,504
Fidelity Securities Lending Cash Central Fund 0.10% (d)(e)	3,110,013	3,110,324
TOTAL MONEY MARKET FUNDS
(Cost $16,095,828)		16,095,828
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $927,043,671)		1,040,620,312
NET OTHER ASSETS (LIABILITIES) - 0.3%		2,749,898
NET ASSETS - 100%		$1,043,370,210

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $30,402,360 or 2.9% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
CenterPoint Energy, Inc.	5/7/20	$30,550,553

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$8,845
Fidelity Securities Lending Cash Central Fund	1,062
Total	$9,907

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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